Exhibit 10.41

Portola Pharmaceuticals, Inc.
Stock Option Grant Notice
Inducement Plan

Portola Pharmaceuticals, Inc. (the “Company”), pursuant to its 2013 Inducement Plan (the “Plan”), hereby awards to Participant a Stock Option Award (the “Award”) in respect of the number of shares set forth below.  The Award is subject to all of the terms and conditions as set forth herein, including the Vesting Criteria set forth below, the Plan and the Option Agreement (the “Option Agreement”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Option Agreement, as applicable.  Except as provided herein, in the event of any conflict between such provisions, the terms of the Plan shall control.

Participant:	%%FIRST_NAME %-% %%MIDDLE_NAME%-% %%LAST_NAME%-%
Employee ID:	%%EMPLOYEE_IDENTIFIER%-%
Grant Number:	%%OPTION_NUMBER%-%
Date of Grant:	%%OPTION_DATE,’Month DD, YYYY’%-%
Number of Shares Subject to Award:	%%TOTAL_SHARES_GRANTED,’999,999,999’%-%
Option Price:	%%OPTION_PRICE,’$999,999,999.99’%-%
Total Option Price:	%%TOTAL_OPTION_PRICE,’$999,999,999.99’%-%
Grant Type:	Nonstatutory Stock Option

Vesting Terms: Stock options subject to the Award shall become vested and exercisable as described below:

Shares	Vest Type	Full Vest	Expiration
%%SHARES_PERIOD1,’999,999,999’%-%	%%VEST_TYPE_PERIOD1%-%	%%VEST_DATE_PERIOD1,’Month DD, YYYY’%-%	%%EXPIRE_DATE_PERIOD1,’Month DD, YYYY’%-%
%%decode(SHARES_PERIOD2, 0, null, SHARES_PERIOD2),’999,999,999’%-%	%%VEST_TYPE_PERIOD2%-%	%%VEST_DATE_PERIOD2,’Month DD, YYYY’%-%	%%EXPIRE_DATE_PERIOD2,’Month DD, YYYY’%-%

Stock options which do not become vested and exercisable during the relevant vesting term set forth above will be forfeited.

For the avoidance of doubt, for purposes of a Change in Control, (a) the stock options subject to this Award are considered “options to purchase the Company’s common stock” for purposes of Section 2.2(b)

of the Executive Severance Benefits Agreement between the Participant and the Company, and (b) this Award, including any unvested and/or unexercised portion hereof, shall continue in effect or otherwise be subject to disposition under the transaction agreement as a Stock Award, pursuant to Section 9(c) of the Plan (relating to Corporate Transactions).

Additional Terms/Acknowledgements:  The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Option Agreement and the Plan.  Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersedes all prior oral and written agreements on that subject.

Portola Pharmaceuticals, Inc.	Participant

By: /s/ Portola Pharmaceuticals, Inc.
Signature	Signature

Date:	Date:

Attachments:	Option Agreement and Inducement Plan

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